Income Taxes (Details) (USD $)	Mar. 31, 2014	Dec. 31, 2013
Summary of effective income tax rate reconciliation
Excess of Tax over book depreciation Fixed assets	$ 87,578,000	$ 87,578
Excess of Tax over book depreciation Patents	114,028,000	114,028
Net Operating Loss Carry forward	2,254,812,000	1,642,598
Valuation Allowance	(2,456,418,000)	(1,844,204)
Total Deferred Tax Asset (Liabilities)